                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENT

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2000


                             SFX ENTERTAINMENT, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                   1-14993              13-3977880
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  (State or other jurisdiction        (Commission        (I.R.S. Employer
        of incorporation)               File No.)        Identifiation No.)
-------------------------------------------------------------------------------

                               650 MADISON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10022
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 838-3100


                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

     On February 29, 2000, SFX Entertainment, Inc. ("SFX") announced that it entered into a definitive merger agreement with Clear Channel Communications, Inc. Under the terms of the agreement, the Class A shareholders of SFX will receive 0.6 shares of Clear Channel Communications, Inc. common stock for each SFX share, and Class B shareholders of SFX will receive one share of Clear Channel Communications, Inc. common stock for each SFX share, on a fixed exchange basis. The transaction is expected to be consummated early in the third quarter of 2000, subject to the vote of SFX's stockholders, and customary regulatory approvals and closing conditions.

     The related press release is attached hereto as Exhibit 99.1. The related merger agreement is attached hereto as Exhibit 10.1.

ITEM 7.  EXHIBITS.

(c)  Exhibits.

     Agreement and Plan of Merger among Clear Channel                       10.1
     Communications, Inc., CCU II Merger Sub, Inc., and SFX
     Entertainment, Inc. dated February 28, 2000
                                                                            99.1
     Press Release dated February 29, 2000
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SFX ENTERTAINMENT, INC.



Dated: February 29, 2000                     By:    /s/ Howard J. Tytel
                                                    --------------------------
                                             Name:  Howard J. Tytel
                                             Title: Executive Vice President
                                                    General Counsel and
                                                    Member of the Office of the
                                                    Chairman


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                                  EXHIBIT INDEX
                                  -------------

Description                                                              Exhibit
-----------                                                              -------

Agreement and Plan of Merger among Clear Channel                            10.1
Communications, Inc., CCU II Merger Sub, Inc., and SFX
Entertainment, Inc. dated February 28, 2000
                                                                            99.1
Press Release dated February 29, 2000